Exhibit 99.1

Investor Contact:	Media Contact:
Andrey Galiuk	Adrian Sakowicz
Vice President - Corporate Development	Vice President - Communications
and Investor Relations	(630) 743-5039
(630) 743-5131	asakowicz@dovercorp.com
agaliuk@dovercorp.com

DOVER REPORTS SECOND QUARTER 2020 RESULTS; RE-INITIATES FULL YEAR GUIDANCE

DOWNERS GROVE, Ill., July 22, 2020 — Dover (NYSE: DOV), a diversified global manufacturer, announced its financial results for the second quarter ended June 30, 2020.

	Three Months Ended June 30,			Six Months Ended June 30,
($ in millions, except per share data)	2020	2019	% Change	2020	2019	% Change
U.S. GAAP
Revenue	$1,499	$1,811	(17)%	$3,155	$3,535	(11)%
Net earnings [1]	125	198	(37)%	301	304	(1)%
Diluted EPS	0.86	1.35	(36)%	2.07	2.07	—%

Non-GAAP
Organic revenue change			(16)%			(10)%
Adjusted net earnings [2]	164	229	(28)%	368	412	(11)%
Adjusted diluted EPS	1.13	1.56	(28)%	2.53	2.80	(10)%

1 Q2 2020 and 2019 net earnings include rightsizing and other costs of $13.4 million and $5.1 million, respectively. Q2 2020 also includes a $0.6 million expense related to the sale of AMS Chino. Q2 year-to-date 2020 and 2019 net earnings include rightsizing and other costs of $19.6 million and $8.2 million, respectively. Q2 year-to-date 2020 also includes a $4.4 million non-cash gain on the sale of AMS Chino, and year-to-date 2019 includes a $46.9 million non-cash loss on assets held for sale related to Finder.

2 Q2 2020 and 2019 adjusted net earnings exclude after tax acquisition-related amortization costs of $25.7 million and $26.2 million, respectively, and rightsizing and other costs of $13.4 million and $5.1 million, respectively. Q2 2020 also excludes a $0.6 million expense related to the sale of AMS Chino. Q2 year-to-date 2020 and 2019 adjusted net earnings exclude acquisition-related amortization costs of $51.3 million and $52.9 million, respectively, and rightsizing and other costs of $19.6 million and $8.2 million, respectively. Q2 year-to-date 2020 also excludes a $4.4 million non-cash gain on the sale of AMS Chino, and year-to-date 2019 excludes a $46.9 million non-cash loss on assets held for sale related to Finder.

For the quarter ended June 30, 2020, Dover generated revenue of $1.5 billion, a decline of 17% (-16% organic) compared to the second quarter of the prior year. GAAP net earnings of $125 million decreased 37%, and GAAP diluted EPS of $0.86 was down 36%. On an adjusted basis, net earnings of $164 million declined 28%, and adjusted diluted EPS of $1.13 was down 28% versus the comparable quarter of the prior year.

For the six months ended June 30, 2020, Dover generated revenue of $3.2 billion, a decline of 11% (-10% organic) compared to the first six months of the prior year. GAAP net earnings of $301 million decreased 1%, and GAAP diluted EPS of $2.07 was flat year-over-year. On an adjusted basis, net earnings of $368 million declined 11%, and adjusted diluted EPS of $2.53 was down 10% versus the comparable quarter of the prior year.

A full reconciliation between GAAP and adjusted measures and definitions of non-GAAP and other performance measures are included as an exhibit herein.

MANAGEMENT COMMENTARY:

Dover’s President and Chief Executive Officer, Richard J. Tobin, said, “We are proud of our work and results in the second quarter. Economic uncertainty and operational disruption caused by the COVID-19 pandemic slowed activity across many markets and made the operating environment undeniably challenging. Our businesses have navigated the quarter well, as we focused on what was and remains within our control: diligently managing our costs and cash flow, providing a safe working environment for our associates and supporting our customers with the critical products they needed to keep their essential operations running.

“As we expected, activity declined across a majority of the markets we serve, albeit the impact varied widely across our diverse portfolio with many businesses proving their profitability and cash flow resilience in challenging conditions. Demand conditions in textile printing, foodservice, below-ground fueling, food retail and automotive aftermarket were particularly challenged, partially offset by relative resilience in biopharma, aerospace & defense, heat exchangers and marking & coding. We remain positioned well for the second half with a higher backlog compared to this time last year, driven by our longer cycle businesses and sequential intra-quarter improvement in many shorter cycle businesses.

“Global lockdowns, travel restrictions, proactive production curtailments and reduced volumes created a challenging operating environment in the second quarter, but our cost controls and continued execution of our multi-year productivity program resulted in a satisfactory decremental margin performance, positioning us well to reach or exceed our annual conversion margin target.

“Looking forward, the demand outlook for the remainder of the year remains uncertain, with activity across most markets improving but not back to business-as-usual. As a result of our improved demand visibility into the third quarter, and our solid margin performance year-to-date, we are making the decision to reinstate our annual guidance, though with a wider range than usual for the mid-year reflecting the fluidity of market conditions. We retain additional flexibility to adjust our cost base if macroeconomic conditions in the second half of the year necessitate a response.”

FULL YEAR 2020 GUIDANCE REINSTATED:

In 2020, Dover expects to generate GAAP EPS in the range of $4.16 to $4.41 ($5.00 to $5.25 on an adjusted basis). A full reconciliation between forecasted GAAP and forecasted adjusted EPS is included as an exhibit herein.

CONFERENCE CALL INFORMATION:

Dover will host a webcast and conference call to discuss its second quarter and year-to-date 2020 results as well as updated 2020 guidance at 9:00 A.M. Eastern Time (8:00 A.M. Central Time) on Wednesday, July 22, 2020. The webcast can be accessed on the Dover website at dovercorporation.com. The conference call will also be made available for replay on the website. Additional information on Dover’s second quarter results and its operating segments can be found on the Company’s website.

ABOUT DOVER:

Dover is a diversified global manufacturer and solutions provider with annual revenue of approximately $7 billion. We deliver innovative equipment and components, consumable supplies, aftermarket parts, software and digital solutions, and support services through five operating segments: Engineered Products, Fueling Solutions, Imaging & Identification, Pumps & Process Solutions and Refrigeration & Food Equipment. Dover combines global scale with operational agility to lead the markets we serve. Recognized for our entrepreneurial approach for over 60 years, our team of over 23,000 employees takes an ownership mindset, collaborating with customers to redefine what's possible. Headquartered in Downers Grove, Illinois, Dover trades on the New York Stock Exchange under "DOV." Additional information is available at dovercorporation.com.

FORWARD-LOOKING STATEMENTS:

This press release contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements in this document other than statements of historical fact are statements that are, or could be deemed, “forward-looking” statements. Forward-looking statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond the Company’s control. Factors that could cause actual results to differ materially from current expectations include, among other things, the impacts of COVID-19, or other future pandemics, on the global economy and on our customers, suppliers, employees, business and cash flows, other general economic conditions and conditions in the particular markets in which we operate, changes in customer demand and capital spending, competitive factors and pricing pressures, our ability to develop and launch new products in a cost-effective manner, our ability to realize synergies from newly acquired businesses, and our ability to derive expected benefits from restructuring, productivity initiatives and other cost reduction actions. For details on the risks and uncertainties that could cause our results to differ materially from the forward-looking statements contained herein, we refer you to the documents we file with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2019, and our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available from the Securities and Exchange Commission, and on our website, dovercorporation.com. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

INVESTOR SUPPLEMENT - SECOND QUARTER 2020

DOVER CORPORATION
CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited)(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenue	$1,499,175	$1,810,706	$3,155,114	$3,535,463
Cost of goods and services	947,577	1,138,113	1,991,273	2,239,328
Gross profit	551,598	672,593	1,163,841	1,296,135
Selling, general, and administrative expenses	366,740	396,634	753,681	805,100
Loss on assets held for sale	—	—	—	46,946
Operating earnings	184,858	275,959	410,160	444,089
Interest expense	28,711	31,754	55,979	63,562
Interest income	(728)	(945)	(1,911)	(1,835)
Loss (gain) on sale of a business	781	—	(5,770)	—
Other income, net	(735)	(4,589)	(8,467)	(5,695)
Earnings before provision for income taxes	156,829	249,739	370,329	388,057
Provision for income taxes	32,063	51,654	69,284	84,267
Net earnings	$124,766	$198,085	$301,045	$303,790

Net earnings per share:
Basic	$0.87	$1.36	$2.09	$2.09
Diluted	$0.86	$1.35	$2.07	$2.07
Weighted average shares outstanding:
Basic	143,955	145,366	144,107	145,227
Diluted	144,995	147,179	145,359	147,041

Dividends paid per common share	$0.49	$0.48	$0.98	$0.96

* Per share data may be impacted by rounding.

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited)(in thousands)

	2020			2019
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2019
REVENUE
Engineered Products	$408,160	$342,380	$750,540	$418,851	$429,928	$848,779	$426,689	$422,089	$1,697,557
Fueling Solutions	359,982	326,495	686,477	373,050	390,586	763,636	411,769	444,772	1,620,177
Imaging & Identification	256,765	227,977	484,742	268,354	266,588	534,942	275,109	274,420	1,084,471
Pumps & Process Solutions	319,536	309,095	628,631	330,219	338,924	669,143	341,337	328,048	1,338,528
Refrigeration & Food Equipment	311,913	293,527	605,440	334,643	385,474	720,117	370,335	306,165	1,396,617
Intra-segment eliminations	(417)	(299)	(716)	(360)	(794)	(1,154)	106	95	(953)
Total consolidated revenue	$1,655,939	$1,499,175	$3,155,114	$1,724,757	$1,810,706	$3,535,463	$1,825,345	$1,775,589	$7,136,397

NET EARNINGS
Segment Earnings:
Engineered Products	$69,094	$47,702	$116,796	$67,119	$77,129	$144,248	$74,367	$73,233	$291,848
Fueling Solutions	53,498	47,214	100,712	37,230	52,637	89,867	68,069	73,937	231,873
Imaging & Identification	51,482	38,046	89,528	55,955	54,641	110,596	61,655	57,233	229,484
Pumps & Process Solutions [1]	66,079	67,702	133,781	14,991	76,278	91,269	77,433	71,379	240,081
Refrigeration & Food Equipment [2]	23,529	11,459	34,988	24,807	44,375	69,182	35,211	14,439	118,832
Total segment earnings (EBIT)	263,682	212,123	475,805	200,102	305,060	505,162	316,735	290,221	1,112,118
Corporate expense / other [3]	24,097	27,311	51,408	30,866	24,512	55,378	28,658	63,781	147,817
Interest expense	27,268	28,711	55,979	31,808	31,754	63,562	31,410	30,846	125,818
Interest income	(1,183)	(728)	(1,911)	(890)	(945)	(1,835)	(1,263)	(1,428)	(4,526)
Earnings before provision for income taxes	213,500	156,829	370,329	138,318	249,739	388,057	257,930	197,022	843,009
Provision for income taxes	37,221	32,063	69,284	32,613	51,654	84,267	51,924	28,900	165,091
Net earnings	$176,279	$124,766	$301,045	$105,705	$198,085	$303,790	$206,006	$168,122	$677,918

SEGMENT MARGIN
Engineered Products	16.9%	13.9%	15.6%	16.0%	17.9%	17.0%	17.4%	17.4%	17.2%
Fueling Solutions	14.9%	14.5%	14.7%	10.0%	13.5%	11.8%	16.5%	16.6%	14.3%
Imaging & Identification	20.1%	16.7%	18.5%	20.9%	20.5%	20.7%	22.4%	20.9%	21.2%
Pumps & Process Solutions [1]	20.7%	21.9%	21.3%	4.5%	22.5%	13.6%	22.7%	21.8%	17.9%
Refrigeration & Food Equipment [2]	7.5%	3.9%	5.8%	7.4%	11.5%	9.6%	9.5%	4.7%	8.5%
Total segment operating margin	15.9%	14.1%	15.1%	11.6%	16.8%	14.3%	17.4%	16.3%	15.6%

DEPRECIATION AND AMORTIZATION EXPENSE
Engineered Products	$10,122	$9,722	$19,844	$10,359	$10,452	$20,811	$10,095	$10,126	$41,032
Fueling Solutions	18,339	17,968	36,307	17,879	18,945	36,824	18,744	19,477	75,045
Imaging & Identification	8,769	9,224	17,993	7,435	7,413	14,848	7,360	8,322	30,530
Pumps & Process Solutions	18,336	17,572	35,908	17,548	16,201	33,749	16,018	17,817	67,584
Refrigeration & Food Equipment	11,548	11,421	22,969	13,011	12,777	25,788	13,047	12,525	51,360
Corporate	1,638	1,696	3,334	1,506	1,981	3,487	1,523	1,726	6,736
Total depreciation and amortization expense	$68,752	$67,603	$136,355	$67,738	$67,769	$135,507	$66,787	$69,993	$272,287

1 Q1 and FY 2019 include a $46,946 loss on assets held for sale for Finder Pompe S.r.l.
2 Q1, Q2, and Q2 YTD includes a $6,551 gain, a $781 expense and a $5,770 net gain on the sale of the Chino, California branch of The AMS Group ("AMS Chino"), respectively. Q2 and Q2 YTD also include a $3,640 write-off of assets.

3 Q4 and FY 2019 include a $23,543 loss on early extinguishment of debt.

DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)(in thousands, except per share data*)

Earnings Per Share
	2020			2019
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2019
Net earnings per share:
Basic	$1.22	$0.87	$2.09	$0.73	$1.36	$2.09	$1.42	$1.16	$4.67
Diluted	$1.21	$0.86	$2.07	$0.72	$1.35	$2.07	$1.40	$1.15	$4.61

Net earnings and weighted average shares used in calculated earnings per share amounts are as follows:
Net earnings	$176,279	$124,766	$301,045	$105,705	$198,085	$303,790	$206,006	$168,122	$677,918

Weighted average shares outstanding:
Basic	144,259	143,955	144,107	145,087	145,366	145,227	145,372	144,966	145,198
Diluted	145,782	144,995	145,359	146,911	147,179	147,041	147,051	146,790	146,992

* Per share data may be impacted by rounding.

DOVER CORPORATION
QUARTERLY ADJUSTED EARNINGS AND ADJUSTED EARNINGS PER SHARE (NON-GAAP)
(unaudited)(in thousands, except per share data*)

Non-GAAP Reconciliations

	2020			2019
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2019
Adjusted net earnings:
Net earnings	$176,279	$124,766	$301,045	$105,705	$198,085	$303,790	$206,006	$168,122	$677,918
Acquisition-related amortization, pre-tax [1]	34,062	34,101	68,163	35,635	34,997	70,632	34,244	33,460	138,336
Acquisition-related amortization, tax impact [2]	(8,411)	(8,451)	(16,862)	(8,964)	(8,777)	(17,741)	(8,624)	(8,403)	(34,768)
Rightsizing and other costs, pre-tax [3]	7,859	16,840	24,699	3,963	6,457	10,420	3,807	17,926	32,153
Rightsizing and other costs, tax impact [2]	(1,605)	(3,452)	(5,057)	(861)	(1,377)	(2,238)	(806)	(3,745)	(6,789)
Loss on extinguishment of debt, pre-tax [4]	—	—	—	—	—	—	—	23,543	23,543
Loss on extinguishment of debt, tax impact [2]	—	—	—	—	—	—	—	(5,163)	(5,163)
Loss on assets held for sale [5]	—	—	—	46,946	—	46,946	—	—	46,946
(Gain) loss on disposition, pre-tax [6]	(6,551)	781	(5,770)	—	—	—	—	—	—
(Gain) loss on disposition, tax-impact [2]	1,592	(190)	1,402	—	—	—	—	—	—
Adjusted net earnings	$203,225	$164,395	$367,620	$182,424	$229,385	$411,809	$234,627	$225,740	$872,176

Adjusted diluted net earnings per share:
Diluted net earnings per share	$1.21	$0.86	$2.07	$0.72	$1.35	$2.07	$1.40	$1.15	$4.61
Acquisition-related amortization, pre-tax [1]	0.23	0.24	0.47	0.24	0.24	0.48	0.23	0.23	0.94
Acquisition-related amortization, tax impact [2]	(0.06)	(0.06)	(0.12)	(0.06)	(0.06)	(0.12)	(0.06)	(0.06)	(0.24)
Rightsizing and other costs, pre-tax [3]	0.05	0.12	0.17	0.03	0.04	0.07	0.03	0.12	0.22
Rightsizing and other costs, tax impact [2]	(0.01)	(0.02)	(0.03)	(0.01)	(0.01)	(0.02)	(0.01)	(0.03)	(0.06)
Loss on extinguishment of debt, pre-tax [4]	—	—	—	—	—	—	—	0.16	0.16
Loss on extinguishment of debt, tax impact [2]	—	—	—	—	—	—	—	(0.04)	(0.04)
Loss on assets held for sale [5]	—	—	—	0.32	—	0.32	—	—	0.32
(Gain) loss on disposition, pre-tax [6]	(0.04)	—	(0.04)	—	—	—	—	—	—
(Gain) loss on disposition, tax-impact [2]	0.01	—	0.01	—	—	—	—	—	—
Adjusted diluted net earnings per share	$1.39	$1.13	$2.53	$1.24	$1.56	$2.80	$1.60	$1.54	$5.93

[1] Includes amortization on acquisition-related intangible assets and inventory step-up.
[2] Adjustments were tax effected using the statutory tax rates in the applicable jurisdictions or the effective tax rate, where applicable, for each period.
[3] Rightsizing and other costs include actions taken on employee reductions, facility consolidations and site closures, product line exits and other asset charges.
[4] Represents a loss on early extinguishment of €300,000 2.125% notes due 2020 and $450,000 4.30% notes due 2021.
[5] Represents a loss on assets held for sale of Finder Pompe S.r.l. ("Finder"). Under local law, no tax benefit is realized from the loss on the sale of a wholly-owned business.
[6] Represents a (gain) loss on the disposition of AMS Chino within the Refrigeration & Food Equipment segment.

* Per share data and totals may be impacted by rounding.

DOVER CORPORATION
QUARTERLY SEGMENT ADJUSTED EBIT AND ADJUSTED EBITDA (NON-GAAP)
(unaudited)(in thousands)
Non-GAAP Reconciliations

	2020			2019
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2019
ADJUSTED SEGMENT EBIT AND ADJUSTED EBITDA
Engineered Products:
Segment earnings (EBIT)	$69,094	$47,702	$116,796	$67,119	$77,129	$144,248	$74,367	$73,233	$291,848
Rightsizing and other costs	361	4,169	4,530	80	1,125	1,205	590	1,355	3,150
Adjusted EBIT - Segment	69,455	51,871	121,326	67,199	78,254	145,453	74,957	74,588	294,998
Adjusted EBIT %	17.0%	15.2%	16.2%	16.0%	18.2%	17.1%	17.6%	17.7%	17.4%
Adjusted D&A [2]	10,122	9,722	19,844	10,359	9,855	20,214	10,095	10,126	40,435
Adjusted EBITDA - segment	$79,577	$61,593	$141,170	$77,558	$88,109	$165,667	$85,052	$84,714	$335,433
Adjusted EBITDA %	19.5%	18.0%	18.8%	18.5%	20.5%	19.5%	19.9%	20.1%	19.8%
Fueling Solutions:
Segment earnings (EBIT)	$53,498	$47,214	$100,712	$37,230	$52,637	$89,867	$68,069	$73,937	$231,873
Rightsizing and other costs	1,493	868	2,361	752	1,768	2,520	811	1,554	4,885
Adjusted EBIT - Segment	54,991	48,082	103,073	37,982	54,405	92,387	68,880	75,491	236,758
Adjusted EBIT %	15.3%	14.7%	15.0%	10.2%	13.9%	12.1%	16.7%	17.0%	14.6%
Adjusted D&A [2]	18,339	17,783	36,122	17,879	18,945	36,824	18,744	19,477	75,045
Adjusted EBITDA - segment	$73,330	$65,865	$139,195	$55,861	$73,350	$129,211	$87,624	$94,968	$311,803
Adjusted EBITDA %	20.4%	20.2%	20.3%	15.0%	18.8%	16.9%	21.3%	21.4%	19.2%
Imaging & Identification:
Segment earnings (EBIT)	$51,482	$38,046	$89,528	$55,955	$54,641	$110,596	$61,655	$57,233	$229,484
Rightsizing and other costs	264	(527)	(263)	389	1,268	1,657	301	4,392	6,350
Adjusted EBIT - Segment	51,746	37,519	89,265	56,344	55,909	112,253	61,956	61,625	235,834
Adjusted EBIT %	20.2%	16.5%	18.4%	21.0%	21.0%	21.0%	22.5%	22.5%	21.7%
Adjusted D&A [2]	8,769	9,224	17,993	7,336	7,317	14,653	7,286	7,892	29,831
Adjusted EBITDA - segment	$60,515	$46,743	$107,258	$63,680	$63,226	$126,906	$69,242	$69,517	$265,665
Adjusted EBITDA %	23.6%	20.5%	22.1%	23.7%	23.7%	23.7%	25.2%	25.3%	24.5%
Pumps & Process Solutions:
Segment earnings (EBIT)	$66,079	$67,702	$133,781	$14,991	$76,278	$91,269	$77,433	$71,379	$240,081
Rightsizing and other costs	3,846	4,691	8,537	414	903	1,317	943	3,868	6,128
Loss on assets held for sale [1]	—	—	—	46,946	—	46,946	—	—	46,946
Adjusted EBIT - Segment	69,925	72,393	142,318	62,351	77,181	139,532	78,376	75,247	293,155
Adjusted EBIT %	21.9%	23.4%	22.6%	18.9%	22.8%	20.9%	23.0%	22.9%	21.9%
Adjusted D&A [2]	16,230	16,816	33,046	17,548	16,199	33,747	16,018	17,004	66,769
Adjusted EBITDA - segment	$86,155	$89,209	$175,364	$79,899	$93,380	$173,279	$94,394	$92,251	$359,924
Adjusted EBITDA %	27.0%	28.9%	27.9%	24.2%	27.6%	25.9%	27.7%	28.1%	26.9%
Refrigeration & Food Equipment:
Segment earnings (EBIT)	$23,529	$11,459	$34,988	$24,807	$44,375	$69,182	$35,211	$14,439	$118,832
Rightsizing and other costs	704	6,016	6,720	2,293	666	2,959	840	2,243	6,042
(Gain) loss on disposition [3]	(6,551)	781	(5,770)	—	—	—	—	—	—
Adjusted EBIT - Segment	17,682	18,256	35,938	27,100	45,041	72,141	36,051	16,682	124,874
Adjusted EBIT %	5.7%	6.2%	5.9%	8.1%	11.7%	10.0%	9.7%	5.4%	8.9%
Adjusted D&A [2]	11,548	11,421	22,969	13,011	12,777	25,788	13,047	12,525	51,360
Adjusted EBITDA - segment	$29,230	$29,677	$58,907	$40,111	$57,818	$97,929	$49,098	$29,207	$176,234
Adjusted EBITDA %	9.4%	10.1%	9.7%	12.0%	15.0%	13.6%	13.3%	9.5%	12.6%
Total Segments:
Segment earnings (EBIT) [4]	$263,682	$212,123	$475,805	$200,102	$305,060	$505,162	$316,735	$290,221	$1,112,118
Rightsizing and other costs	6,668	15,217	21,885	3,928	5,730	9,658	3,485	13,412	26,555
Loss on assets held for sale [1]	—	—	—	46,946	—	46,946	—	—	46,946
(Gain) loss on disposition [3]	(6,551)	781	(5,770)	—	—	—	—	—	—
Adjusted EBIT - Segment [5]	263,799	228,121	491,920	250,976	310,790	561,766	320,220	303,633	1,185,619
Adjusted EBIT % [4]	15.9%	15.2%	15.6%	14.5%	17.2%	15.9%	17.5%	17.1%	16.6%
Adjusted D&A [2]	65,008	64,966	129,974	66,133	65,093	131,226	65,190	67,024	263,440
Adjusted EBITDA - segment [5]	$328,807	$293,087	$621,894	$317,109	$375,883	$692,992	$385,410	$370,657	$1,449,059
Adjusted EBITDA % [5]	19.9%	19.5%	19.7%	18.4%	20.7%	19.6%	21.1%	20.9%	20.3%
1 Q1 and FY 2019 include a $46,946 loss on assets held for sale for Finder.
[2] Adjusted D&A is depreciation and amortization expense, excluding depreciation and amortization included within rightsizing and other costs.
3 Q1, Q2, and Q2 YTD includes a $6,551 gain, a $781 expense and a $5,770 net gain on the sale of a business for AMS Chino, respectively.
[4] Refer to Quarterly Segment Information section for reconciliation of total segment earnings (EBIT) to net earnings.
[5] Refer to Non-GAAP Disclosures section for definition.

DOVER CORPORATION
REVENUE GROWTH FACTORS (NON-GAAP)
(unaudited)(in thousands, except per share data*)

Non-GAAP Reconciliations

Revenue Growth Factors

	2020
	Q2	Q2 YTD
Organic
Engineered Products	(20.1)%	(11.1)%
Fueling Solutions	(14.8)%	(8.9)%
Imaging & Identification	(14.0)%	(9.2)%
Pumps & Process Solutions	(8.8)%	(5.0)%
Refrigeration & Food Equipment	(20.2)%	(12.8)%
Total Organic	(16.0)%	(9.5)%
Acquisitions	0.7%	0.8%
Dispositions	(0.7)%	(0.7)%
Currency translation	(1.2)%	(1.4)%
Total*	(17.2)%	(10.8)%
* Totals may be impacted by rounding.

2020
Q2
Organic
United States	(10.3)%
Other Americas	(33.5)%
Europe	(19.5)%
Asia	(14.3)%
Other	(33.1)%
Total Organic	(16.0)%
Acquisitions	0.7%
Dispositions	(0.7)%
Currency translation	(1.2)%
Total*	(17.2)%
* Totals may be impacted by rounding.

Adjusted EPS Guidance Reconciliation
	Range
2020 Guidance for Earnings per Share (GAAP)	$4.16		$4.41
Acquisition-related amortization, net		0.71
Rightsizing and other costs, net		0.16
Gain on disposition, net		(0.03)
2020 Guidance for Adjusted Earnings per Share (Non-GAAP)	$5.00		$5.25

DOVER CORPORATION
QUARTERLY CASH FLOW AND FREE CASH FLOW (NON-GAAP)
(unaudited)(in thousands)

Quarterly Cash Flow

	2020			2019
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2019
Net Cash Flows Provided By (Used In):
Operating activities	$75,863	$271,809	$347,672	$24,524	$208,709	$233,233	$350,865	$361,208	$945,306
Investing activities	(230,511)	(67,763)	(298,274)	(217,690)	(69,755)	(287,445)	(48,612)	(48,198)	(384,255)
Financing activities	280,954	(67,458)	213,496	36,067	(60,596)	(24,529)	(277,901)	(255,612)	(558,042)

Quarterly Free Cash Flow (Non-GAAP)

	2020			2019
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2019
Cash flow from operating activities	$75,863	$271,809	$347,672	$24,524	$208,709	$233,233	$350,865	$361,208	$945,306
Less: Capital expenditures	(40,172)	(38,999)	(79,171)	(37,122)	(53,970)	(91,092)	(46,184)	(49,528)	(186,804)
Free cash flow	$35,691	$232,810	$268,501	$(12,598)	$154,739	$142,141	$304,681	$311,680	$758,502

Free cash flow as a percentage of revenue	2.2%	15.5%	8.5%	(0.7)%	8.5%	4.0%	16.7%	17.6%	10.6%

Free cash flow as a percentage of net earnings	20.2%	186.6%	89.2%	(11.9)%	78.1%	46.8%	147.9%	185.4%	111.9%

DOVER CORPORATION
PERFORMANCE MEASURES
(unaudited)(in thousands)

	2020			2019
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	FY 2019
BOOKINGS

Engineered Products	$414,972	$278,373	$693,345	$427,697	$397,420	$825,117	$426,059	$457,145	$1,708,321
Fueling Solutions	373,070	311,498	684,568	343,083	394,256	737,339	450,727	425,698	1,613,764
Imaging & Identification	272,604	221,315	493,919	267,762	264,175	531,937	284,527	276,451	1,092,915
Pumps & Process Solutions	369,403	275,872	645,275	369,801	375,905	745,706	329,642	318,482	1,393,830
Refrigeration & Food Equipment	355,157	326,400	681,557	376,998	384,365	761,363	323,422	361,970	1,446,755
Intra-segment eliminations	(375)	(460)	(835)	(725)	(490)	(1,215)	(528)	872	(871)
Total consolidated bookings	$1,784,831	$1,412,998	$3,197,829	$1,784,616	$1,815,631	$3,600,247	$1,813,849	$1,840,618	$7,254,714

BACKLOG

Engineered Products	$453,867	$378,874		$451,335	$418,154		$416,025	$452,142
Fueling Solutions	211,518	199,305		185,847	186,202		223,081	205,842
Imaging & Identification	170,119	168,904		118,177	116,810		121,877	125,775
Pumps & Process Solutions	397,969	379,090		353,066	378,427		361,478	353,073
Refrigeration & Food Equipment	356,133	390,368		311,632	310,454		262,870	320,577
Intra-segment eliminations	(159)	(367)		(403)	(141)		(252)	(249)
Total consolidated backlog	$1,589,447	$1,516,174		$1,419,654	$1,409,906		$1,385,079	$1,457,160

Bookings Growth Factors

	2020
	Q2	Q2 YTD
Organic
Engineered Products	(29.8)%	(15.6)%
Fueling Solutions	(18.2)%	(5.3)%
Imaging & Identification	(16.5)%	(8.0)%
Pumps & Process Solutions	(25.7)%	(11.9)%
Refrigeration & Food Equipment	(11.6)%	(7.9)%
Total Organic	(20.6)%	(10.0)%
Acquisitions	0.7%	0.9%
Dispositions	(0.6)%	(0.7)%
Currency translation	(1.7)%	(1.4)%
Total*	(22.2)%	(11.2)%
* Totals may be impacted by rounding.

Non-GAAP Measures Definitions

In an effort to provide investors with additional information regarding our results as determined by GAAP, Management also discloses non-GAAP information that Management believes provides useful information to investors. Adjusted net earnings, adjusted diluted net earnings per share, total segment earnings (EBIT), adjusted EBIT by segment, adjusted EBIT margin by segment, adjusted EBITDA by segment, adjusted EBITDA margin by segment, free cash flow, free cash flow as a percentage of revenue, free cash flow as a percentage of net earnings, and organic revenue growth are not financial measures under GAAP and should not be considered as a substitute for net earnings, diluted net earnings per share, cash flows from operating activities, or revenue as determined in accordance with GAAP, and they may not be comparable to similarly titled measures reported by other companies.

Adjusted net earnings represents net earnings adjusted for the effect of acquisition-related amortization, rightsizing and other costs, loss on extinguishment of debt, loss on assets held for sale, and a gain/loss on disposition. We exclude after-tax acquisition-related amortization because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions the Company consummates. We exclude the other items because they occur for reasons that may be unrelated to the Company's commercial performance during the period and/or Management believes they are not indicative of the Company's ongoing operating costs or gains in a given period.

Adjusted diluted net earnings per share represents adjusted net earnings divided by average diluted shares.

Total segment earnings (EBIT) is defined as net earnings before income taxes, net interest expense and corporate expenses. Total segment earnings (EBIT) margin is defined as total segment earnings (EBIT) divided by revenue.

Adjusted EBIT by Segment is defined as net earnings before income taxes, net interest expense, corporate expenses, rightsizing and other costs, a 2019 loss on assets held for sale and a 2020 gain/loss on disposition. Adjusted EBIT Margin by Segment is defined as adjusted EBIT by segment divided by segment revenue.

Adjusted EBITDA by Segment is defined as adjusted EBIT by segment plus depreciation and amortization, excluding depreciation and amortization included within rightsizing and other costs. Adjusted EBITDA Margin by Segment is defined as adjusted EBITDA by segment divided by segment revenue.

Management believes these measures are useful to investors to better understand the Company’s ongoing profitability as it will better reflect the Company's core operating results, offer more transparency and facilitate easier comparability to prior and future periods and to its peers.

Free cash flow represents net cash provided by operating activities minus capital expenditures. Free cash flow as a percentage of revenue equals free cash flow divided by revenue. Free cash flow as a percentage of net earnings equals free cash flow divided by net earnings. Management believes that free cash flow and free cash flow ratios are important measures of operating performance because it provides management and investors a measurement of cash generated from operations that is available for mandatory payment obligations and investment opportunities, such as funding acquisitions, paying dividends, repaying debt and repurchasing our common stock.

Management believes that reporting organic revenue growth, which excludes the impact of foreign currency exchange rates and the impact of acquisitions and dispositions, provides a useful comparison of our revenue and bookings performance and trends between periods.

Performance Measures Definitions

Bookings represent total orders received from customers in the current reporting period. This metric is an important measure of performance and an indicator of revenue order trends.

Organic bookings represent total orders received from customers in the current reporting period excluding the impact of foreign currency exchange rates and the impact of acquisition and dispositions. This metric is an important measure of performance and an indicator of revenue order trends.

Backlog represents an estimate of the total remaining bookings at a point in time for which performance obligations have not yet have satisfied. This metric is useful as it represents the aggregate amount we expect to recognize as revenue in the future.

We use the above operational metrics in monitoring the performance of the business. We believe the operational metrics are useful to investors and other users of our financial information in assessing the performance of our segments.